Exhibit 99.1

ON24 Announces Fourth Quarter and Full Year 2022 Financial Results

•Accelerating path to profitability in FY 2023
•Deemphasizing Virtual Conference product and focused on Core Platform
•Launching $100 million capital return program comprising $0.50 per share special cash dividend and approximately $75 million through a combination of accelerated share repurchase and share buyback program
SAN FRANCISCO--(BUSINESS WIRE)--ON24 (NYSE: ONTF), a leading sales and marketing platform for B2B digital engagement, today announced financial results for the fourth quarter and fiscal year ended December 31, 2022.
“In Q4 we were pleased to deliver improvement in our Core Platform’s in-period gross dollar retention metrics and ARR growth in the life sciences and professional services verticals, however, we were impacted in the technology and manufacturing verticals given the current macroeconomic environment, which had a larger impact on our ARR results,” said Sharat Sharan, co-founder and CEO of ON24. “We are in the early innings of a large market opportunity as sales and marketing accelerates to digital channels, and we believe that our focus on product innovation and large enterprise clients will contribute to future growth.”

“We are simultaneously taking decisive steps to accelerate our path to profitability and expect to achieve breakeven, non-GAAP EPS in the second quarter of 2023, two quarters ahead of our initial expectations. We are making significant adjustments to our cost structure through employee and non-employee related cost reductions. We are intensely focused on delivering long-term shareholder value, and our confidence in our strategy and outlook is underscored by our recently announced new $100 million capital return program. We designed our capital return program to strike a balance between enhancing near-term value for our shareholders and maintaining adequate capitalization to weather uncertain macro-economic headwinds and to invest in growth.”
Fourth Quarter 2022 Financial Highlights
•Core Platform ARR of $152.6 million as of December 31, 2022, a decrease of 3% year-over-year.
•Total ARR of $159.6 million as of December 31, 2022, a decrease of 7% year-over-year.
•Revenue:
◦Revenue from our Core Platform, including services, was $44.2 million, a decrease of 7% year-over-year.
◦Total revenue was $46.6 million, a decrease of 11% year-over-year.
◦Subscription and Other Platform Revenue was $42 million, a decrease of 7% year-over-year.
◦Professional Services Revenue was $4.5 million, a decrease of 36% year-over-year.
•GAAP Operating Loss was $13.6 million, compared to GAAP operating loss of $9.6 million in the fourth quarter of 2021.
•Non-GAAP Operating Loss was $3.5 million, compared to non-GAAP operating loss of $1.8 million in the fourth quarter of 2021.
•GAAP Net Loss attributable to common stockholders was $12.1 million, or $(0.25) per diluted share, compared to GAAP net loss attributable to common stockholders of $9.5 million, or $(0.20) per diluted share in the fourth quarter of 2021.
•Non-GAAP Net Loss was $2.0 million, or $(0.04) per diluted share, compared to a non-GAAP net loss of $1.7 million, or $(0.03) per diluted share in the fourth quarter of 2021.

•Cash Flow: Net cash used in operating activities was $7.6 million, compared to $4.5 million used in operating activities in the fourth quarter of 2021. Free cash flow was negative $8.9 million for the quarter, compared to negative $5.6 million in the fourth quarter of 2021.
•Cash, Cash Equivalents and Marketable Securities totaled $328.1 million as of December 31, 2022.
Full Year 2022 Financial Highlights
•Revenue:
◦Revenue from our Core Platform, including services, was $177.8 million, a decrease of 3% year-over-year.
◦Total revenue was $190.9 million, a decrease of 6% year-over-year.
◦Subscription and Other Platform Revenue was $171.8 million, a decrease of 2% year-over-year.
◦Professional Services Revenue was $19 million, a decrease of 31% year-over-year.
•GAAP Operating Loss was $59.6 million, compared to GAAP operating loss of $23.6 million in 2021.
•Non-GAAP Operating Loss was $18.9 million, compared to non-GAAP operating income of $2.1 million in 2021.
•GAAP Net Loss attributable to common stockholders was $58.2 million, or $(1.23) per diluted share, compared to GAAP net loss attributable to common stockholders of $24.8 million, or $(0.57) per diluted share in 2021.
•Non-GAAP Net Loss was $17.6 million, or $(0.37) per diluted share, compared to a non-GAAP net income of $1.4 million, or $0.03 per diluted share in 2021.
•Cash Flow: Net cash used in operating activities was $20.5 million, compared to $5.2 million gained in operating activities in 2021. Free cash flow was negative $24.2 million for the year, compared to $1.6 million in 2021.
For more information regarding non-GAAP operating income (loss), non-GAAP net income (loss) and free cash flows, see the section titled “Non-GAAP Financial Measures” below. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure, see the tables at the end of this press release.
$100 Million Capital Return Program
As previously announced on February 8, 2023, the Company’s Board of Directors authorized the replacement of the Company’s prior capital return program with a new $100 million capital return program. The Company intends to execute its capital return program with available cash on hand through a $0.50 per share special cash dividend and a combination of an accelerated share repurchase and share buyback program of approximately $75 million. The $100 million being returned, along with the Company’s prior share repurchase program through which it has returned $41 million to date, brings the total capital being returned to shareholders since December 2021 to $141 million. The company expects to complete this program in the next twelve months. A record date for shareholders eligible to receive payment of the special dividend will be announced as soon as practicable.
The Board and management are committed to reviewing ON24’s capital allocation initiatives on an ongoing basis and may determine to augment these programs as the Company sees how the next few quarters progress.
The Company notes that its capital return authorization does not constitute a legal obligation to issue dividends or repurchase shares. The timing, amount of any dividend, number of shares repurchased, and prices paid for the repurchased shares under this program will be at the discretion of management and will depend on market conditions as well as regulatory limitations, including applicable blackout period restrictions.

Full Year 2022 Customer Metrics
As of December 31, 2022:
•Core Platform Dollar-based Net Retention (NRR) was 90%
•Core Platform Dollar-based NRR for Enterprises (customers with over 2,000 employees) was 93%
•Multi-Year Contracts: 41% of total ARR comprises multi-year contracts
•Multi-Product Customers: 36% of customers using two or more products
Recent Business Highlights:
•Record-high rates of engagement across the ON24 platform in 2022 with number of unique interactions per attendee at record levels
•Experienced mid-single digit percentage growth in Core Platform ARR from customers in the life sciences and professional services verticals
•Q4 2022 marked highest level of the year in total Core Platform ARR contribution from multiyear contracts and new products launched in 2022
•Experienced notable customer expansions in Q4 with average Core Platform ARR per customer at its highest level in 2022
Financial Outlook
“Our outlook for 2023 reflects the expectation for continued macro uncertainty resulting in greater budget scrutiny from customers, particularly in the technology vertical, which accounts for over one-third of our Core Platform ARR, which we expect will impact our Core Platform ARR growth in Q1 and Q2,” said Steven Vattuone, CFO of ON24. “We are introducing revenue guidance on our Core Platform, which excludes our Virtual Conference product as we deemphasize the product as it becomes a lower percentage of our total ARR. We now view the metrics on our Core Platform as the best performance indicators moving forward.”
For the first quarter of 2023, ON24 expects:
•Core Platform Revenue, including services, to decline to 10% - 7% and be in the range of $40.2 to $41.2 million.
•Total revenue of $42.0 to $43.0 million.
•Non-GAAP operating loss of $5.4 to $4.4 million.
•Non-GAAP net loss per share of $(0.08) to $(0.06) using approximately 47.5 million basic and diluted shares outstanding.
•Restructuring charge of $3.8 to $4.3 million, excluded from non-GAAP amounts above.
For the full year 2023, ON24 expects:
•Core Platform Revenue, including services, to decline to 10% - 7% and be in the range of $160 to $165 million.
•Total revenue of $165 to $170 million.
•Non-GAAP operating loss of $11.0 to $8.0 million.
•Non-GAAP net loss per share of $(0.08) to $(0.01) using approximately 45.7 million basic and diluted shares outstanding.
•Restructuring charge of $3.8 to $4.3 million, excluded from non-GAAP amounts above.

Conference Call Information
ON24 will host a conference call and live webcast for analysts and investors today at 2:00 p.m. Pacific Time. Parties in the United States can access the call by dialing (877)-497-9071 or +1 (201)-689-8727.
A webcast and management’s prepared remarks for today’s call will be accessible on ON24’s investor relations website at investors.on24.com. Approximately one hour after completion of the live call, an archived version of the webcast will be available on the Company’s investor relations website.
Definitions of Certain Key Business Metrics
Core Platform: The ON24 Core Platform products include:
•ON24 Elite: live, interactive webinar experience that engages prospective customers in real-time and can be made available in an on-demand format.
•ON24 Breakouts: live breakout room experience that facilitates networking, collaboration and interactivity between users.
•ON24 Forums: live, interactive experience that facilitates video-to-video interaction between presenters and audiences.
•ON24 Go Live: live, interactive video event experience that enables presenters and attendees to engage face-to-face in real-time and can also be made available in an on-demand format.
•ON24 Engagement Hub: always-on, rich multimedia content experience that prospective customers can engage anytime, anywhere.
•ON24 Target: personalize and curate, rich landing page experience that engages specific segments of prospective customers to drive desired action.
Annual Recurring Revenue (“ARR”): ARR is calculated as the sum of the annualized value of our subscription contracts as of the measurement date, including existing customers with expired contracts that we expect to be renewed. Our ARR amounts exclude professional services, overages from subscription customers and Legacy revenue.
Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States, or “GAAP”, we consider our non-GAAP operating income (loss), non-GAAP net income (loss) and free cash flow in evaluating our operating performance. We define non-GAAP operating income (loss) as net income (loss) excluding, interest expense, other (income) expense, net, income tax, stock-based compensation, amortization of acquired intangible assets, and restructuring costs. We define non-GAAP net income (loss) as net income (loss) excluding cumulative preferred dividends allocated to preferred shareholders, stock-based compensation, amortization of acquired intangible assets, and restructuring costs. We define free cash flow as net cash provided by (used in) operating activities, less purchases of property and equipment.
We use non-GAAP operating income (loss) and non-GAAP net income (loss) to evaluate our ongoing operations and for internal planning and forecasting purposes, and we use free cash flow to measure and evaluate cash generated through normal business operations. We believe non-GAAP operating income (loss) and non-GAAP net income (loss) may be helpful to investors because they provide consistency and comparability with past financial performance. We believe free cash flow may be helpful to investors because it reflects that some purchases of property and equipment are necessary to support ongoing operations, while providing a measure of cash available to acquire customers, expand within existing customers and otherwise pursue our business strategies.
However, these non-GAAP financial measures are each presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Non-GAAP financial measures have no standardized meanings prescribed by GAAP and are not prepared under a comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison.
Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measure are included in the tables at the end of this press release.

Forward-Looking Statements
This document contains “forward-looking statements” under applicable securities laws. Such statements can be identified by words such as: “outlook,” “expect,” “convert,” “believe,” “plan,” “future,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements include express or implied statements regarding our expected financial and operating results, the execution of our capital return program, the size of our market opportunity, the success of our new products and capabilities, the impact of the COVID-19 pandemic and vaccines on the way people do business, and other statements regarding our ability to achieve our business strategies, growth, or other future events or conditions. Such statements are based on our current beliefs, expectations, and assumptions about future events or conditions, which are subject to inherent risks and uncertainties, including our ability to attract new customers and expand sales to existing customers; the decline in our growth rate; the success of our new products and capabilities; fluctuation in our performance; our history of net losses and expected increases in our expenses; competition and technological development in our markets and any decline in demand for our solutions; our ability to expand our sales and marketing capabilities and otherwise manage our growth; the impact of the COVID-19 pandemic; disruptions or other issues with our technology or third-party services; compliance with data privacy, import and export controls, customs, sanctions and other laws and regulations; intellectual property matters; and matters relating to our common stock, along with the other risks and uncertainties discussed in the filings we make from time to time with the Securities and Exchange Commission. Actual results may differ materially from those indicated in forward-looking statements, and you should not place undue reliance on them. All statements herein are based only on information currently available to us and speak only as of the date hereof. Except as required by law, we undertake no obligation to update any such statement.
About ON24
ON24 is on a mission to re-imagine how companies engage, understand and build relationships with their audience in a digital world. Through our leading sales and marketing platform for digital engagement, businesses use our portfolio of webinar, virtual event and content experiences to drive engagement and generate first-party data, delivering revenue growth across the enterprise – from demand generation to customer success to partner enablement.
ON24 powers digital engagement for industry-leading customers worldwide, including 3 of the 5 largest global technology companies, 3 of the 6 largest US banks, 3 of the 5 largest global healthcare companies, and 3 of the 5 largest global industrial manufacturers, enabling organizations to reach millions of professionals a month for billions of engagement minutes per year with all the first-party data being captured, generated and integrated from one place. ON24 is headquartered in San Francisco with global offices in North America, EMEA, and APAC. For more information, visit www.ON24.com.

© 2023 ON24, Inc. All rights reserved. ON24 and the ON24 logo are trademarks owned by ON24, Inc., and are registered in the United States Patent and Trademark Office and in other countries. The other referenced trademarks and service marks are also owned by ON24, Inc. and may be registered in some countries.

ON24, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(Unaudited)

	December 31, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$26,996	$164,948
Marketable securities	301,125	217,609
Accounts receivable, net	43,757	46,117
Deferred contract acquisition costs, current	13,136	11,921
Prepaid expenses and other current assets	6,281	8,467
Total current assets	391,295	449,062
Property and equipment, net	7,212	8,780
Operating right-of-use assets	5,606	—
Intangible asset, net	1,979	—
Deferred contract acquisition costs, non-current	17,773	20,887
Other long-term assets	1,608	1,760
Total assets	$425,473	$480,489
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$4,611	$3,123
Accrued and other current liabilities	18,465	19,011
Deferred revenue	83,453	96,225
Finance lease liabilities, current	1,554	1,768
Operating lease liabilities, current	2,648	—
Total current liabilities	110,731	120,127
Finance lease liabilities, non-current	91	1,648
Operating lease liabilities, non-current	5,040	—
Other long-term liabilities	1,650	3,624
Total liabilities	117,512	125,399
Stockholders’ equity
Common stock	5	5
Additional paid-in capital	562,555	550,839
Accumulated deficit	(253,727)	(195,519)
Accumulated other comprehensive loss	(872)	(235)
Total stockholders’ equity	307,961	355,090
Total liabilities and stockholders’ equity	$425,473	$480,489

ON24, INC.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Revenue:
Subscription and other platform	$42,029	$44,988	$171,841	$175,876
Professional services	4,538	7,046	19,031	27,737
Total revenue	46,567	52,034	190,872	203,613
Cost of revenue:
Subscription and other platform(1)(3)	9,561	9,018	39,241	33,400
Professional services(1)(3)	3,677	3,713	13,544	13,965
Total cost of revenue	13,238	12,731	52,785	47,365
Gross profit	33,329	39,303	138,087	156,248
Operating expenses:
Sales and marketing(1)(3)	25,003	28,082	109,599	104,063
Research and development(1)(2)(3)	11,186	9,613	44,102	34,835
General and administrative(1)(3)	10,770	11,221	43,969	40,940
Total operating expenses	46,959	48,916	197,670	179,838
Loss from operations	(13,630)	(9,613)	(59,583)	(23,590)
Interest expense	36	62	181	464
Other (income) expense, net	(2,331)	54	(2,514)	487
Loss before provision for (benefit from) income taxes	(11,335)	(9,729)	(57,250)	(24,541)
Provision for (benefit from) income taxes	795	(220)	958	(285)
Net loss	(12,130)	(9,509)	(58,208)	(24,256)
Cumulative preferred dividends allocated to preferred stockholders	—	—	—	(558)
Net loss attributable to common stockholders	$(12,130)	$(9,509)	$(58,208)	$(24,814)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.25)	$(0.20)	$(1.23)	$(0.57)
Weighted-average shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	47,996,905	47,752,653	47,486,225	43,562,604
(1)Includes stock-based compensation as follows:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Cost of revenue
Subscription and other platform	$835	$707	$3,375	$1,897
Professional services	171	134	676	382
Total cost of revenue	1,006	841	4,051	2,279
Sales and marketing	3,318	3,179	14,304	8,806
Research and development	2,033	1,523	7,958	4,402
General and administrative	3,078	2,312	12,230	10,163
Total stock-based compensation expense	$9,435	$7,855	$38,543	$25,650
(2)Research and development expense for the three and twelve months ended December 31, 2022 includes amortization of acquired intangible asset of $149 and $434, respectively, in connection with the Vibbio acquisition in April 2022.
(3)Includes restructuring costs, which primarily represent severance and related expense due to restructuring activities, as follows.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Cost of revenue
Subscription and other platform	$—	$—	$363	$—
Professional services	—	—	27	—
Total cost of revenue	—	—	390	—
Sales and marketing	564	—	1,146	—
Research and development	25	—	86	—
General and administrative	—	—	37	—
Total restructuring costs	$589	$—	$1,659	$—

ON24, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Cash flows from operating activities:
Net loss	$(12,130)	$(9,509)	$(58,208)	$(24,256)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	1,463	1,169	5,416	4,592
Stock-based compensation expense	9,435	7,855	38,543	25,650
Amortization of deferred contract acquisition cost	3,815	3,943	15,665	15,248
Provision for allowance for doubtful accounts and billing reserve	715	1,667	1,918	2,943
Non-cash lease expense	487	—	1,962	—
Other	(1,069)	312	(1,083)	503
Change in operating assets and liabilities:
Accounts receivable	(13,259)	(10,986)	482	(443)
Deferred contract acquisition cost	(3,726)	(4,828)	(13,766)	(18,775)
Prepaid expenses and other assets	2,303	741	2,298	(4,617)
Accounts payable	1,270	972	1,533	(1,247)
Accrued liabilities	1,399	(811)	30	2,311
Deferred revenue	2,424	5,040	(12,807)	3,985
Other non-current liabilities	(695)	(57)	(2,444)	(705)
Net cash (used in) provided by operating activities	(7,568)	(4,492)	(20,461)	5,189
Cash flows from investing activities:
Purchase of property and equipment	(1,297)	(1,124)	(3,697)	(3,564)
Acquisition, net of cash acquired	—	—	(2,495)	—
Purchase of marketable securities	(86,095)	(28,766)	(297,405)	(235,805)
Proceeds from maturities of marketable securities	72,407	8,778	194,372	20,179
Proceeds from sale of marketable securities	20,244	—	20,244	—
Net cash used in investing activities	5,259	(21,112)	(88,981)	(219,190)
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriting discounts	—	—	—	353,397
Proceeds from exercise of stock options	318	1,232	2,785	5,514
Proceeds from issuance of common stock under ESPP	749	1,054	1,582	1,054
Payment of tax withholding obligations related to net share settlements on equity awards	—	(1,607)	(1,756)	(3,608)
Payment for repurchase of common stock	(7,319)	(7,228)	(29,127)	(7,228)
Repayment of equipment loans and borrowings	(69)	(65)	(270)	(22,597)
Repayment of finance lease obligations	(433)	(419)	(1,832)	(2,304)
Payment of offering costs	—	(233)	—	(3,714)
Net cash (used in) provided by financing activities	(6,754)	(7,266)	(28,618)	320,514
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(301)	31	186	185
Net (decrease) increase in cash, cash equivalents and restricted cash	(9,364)	(32,839)	(137,874)	106,698
Cash, cash equivalents and restricted cash, beginning of period	36,533	197,882	165,043	58,345
Cash, cash equivalents and restricted cash, end of period	$27,169	$165,043	$27,169	$165,043

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except share and per share data)
(Unaudited)

Reconciliation of gross profit and gross margin

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP gross profit	$33,329	$39,303	$138,087	$156,248
Add:
Stock-based compensation	1,006	841	4,051	2,279
Restructuring costs	—	—	390	—
Non-GAAP gross profit	$34,335	$40,144	$142,528	$158,527
GAAP gross margin	72%	76%	72%	77%
Non-GAAP gross margin	74%	77%	75%	78%

Reconciliation of operating expenses

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP sales and marketing	$25,003	$28,082	$109,599	$104,063
Less:
Stock-based compensation	(3,318)	(3,179)	(14,304)	(8,806)
Restructuring costs	(564)	—	(1,146)	—
Non-GAAP sales and marketing	$21,121	$24,903	$94,149	$95,257

GAAP research and development	$11,186	$9,613	$44,102	$34,835
Less:
Stock-based compensation	(2,033)	(1,523)	(7,958)	(4,402)
Restructuring costs	(25)	—	(86)	—
Amortization of acquired intangible asset	(149)	—	(434)	—
Non-GAAP research and development	$8,979	$8,090	$35,624	$30,433

GAAP General and administrative	$10,770	$11,221	$43,969	$40,940
Less:
Stock-based compensation	(3,078)	(2,312)	(12,230)	(10,163)
Restructuring costs	—	—	(37)	—
Non-GAAP General and administrative	$7,692	$8,909	$31,702	$30,777

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except share and per share data)
(Unaudited)

Reconciliation of net loss to non-GAAP operating (loss) income

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net loss	$(12,130)	$(9,509)	$(58,208)	$(24,256)
Add:
Interest expense	36	62	181	464
Other (income) expense, net	(2,331)	54	(2,514)	487
Provision for (benefit from) income taxes	795	(220)	958	(285)
Stock-based compensation	9,435	7,855	38,543	25,650
Amortization of acquired intangible asset	149	—	434	—
Restructuring costs	589	—	1,659	—
Non-GAAP operating (loss) income	$(3,457)	$(1,758)	$(18,947)	$2,060

Reconciliation of net loss to non-GAAP net (loss) income

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net loss	$(12,130)	$(9,509)	$(58,208)	$(24,256)
Add:
Stock-based compensation	9,435	7,855	38,543	25,650
Amortization of acquired intangible asset	149	—	434	—
Restructuring costs	589	—	1,659	—
Non-GAAP net (loss) income	$(1,957)	$(1,654)	$(17,572)	$1,394

Reconciliation of net loss attributable to common stockholders

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net loss attributable to common shareholders	$(12,130)	$(9,509)	$(58,208)	$(24,814)
Add:
Cumulative preferred dividends allocated to preferred shareholders	—	—	—	558
Stock-based compensation expense	9,435	7,855	38,543	25,650
Amortization of acquired intangible asset	149	—	434	—
Restructuring costs	589	—	1,659	—
Non-GAAP net (loss) income attributable to common stockholders	$(1,957)	$(1,654)	$(17,572)	$1,394
GAAP net loss per share, basic and diluted	$(0.25)	$(0.20)	$(1.23)	$(0.57)
Non-GAAP net (loss) income per share, basic	$(0.04)	$(0.03)	$(0.37)	$0.03
Non-GAAP net (loss) income per share, diluted	$(0.04)	$(0.03)	$(0.37)	$0.03
Shares Used in GAAP Per Share Calculations:
GAAP weighted-average shares used to compute GAAP net loss per share, basic and diluted	47,996,905	47,752,653	47,486,225	43,562,604
Shares Used in Non-GAAP Per Share Calculations:
Non-GAAP weighted-average shares used to compute non-GAAP net (loss) income per share, basic	47,996,905	47,752,653	47,486,225	43,562,604
Non-GAAP weighted-average shares used to compute non-GAAP net (loss) income per share, diluted	47,996,905	47,752,653	47,486,225	51,503,021

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except share and per share data)
(Unaudited)

Reconciliation of GAAP to Non-GAAP basic and diluted net loss per share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
GAAP basic and diluted net loss per share:
Net loss	$(12,130)	$(9,509)	$(58,208)	$(24,256)
Less: Cumulative preferred dividends allocated to preferred stockholders	—	—	—	(558)
Net loss attributable to common stockholders, basic and diluted	$(12,130)	$(9,509)	$(58,208)	$(24,814)
Weighted average common stock outstanding, basic and diluted	47,996,905	47,752,653	47,486,225	43,562,604
Basic and diluted net loss per share of common stock	$(0.25)	$(0.20)	$(1.23)	$(0.57)

Reconciliation of GAAP to non-GAAP net (loss) income per share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Non-GAAP basic and diluted net (loss) income per share:
Net loss attributable to common stockholders	$(12,130)	$(9,509)	$(58,208)	$(24,814)
Add:
Cumulative preferred dividends allocated to preferred stockholders	—	—	—	558
Stock-based compensation	9,435	7,855	38,543	25,650
Amortization of acquired intangible asset	149	—	434	—
Restructuring costs	589	—	1,659	—
Non-GAAP net (loss) income attributable to common stockholders, basic and diluted	$(1,957)	$(1,654)	$(17,572)	$1,394

Non-GAAP weighted-average shares used to compute non-GAAP net (loss) income per share, basic	47,996,905	47,752,653	47,486,225	43,562,604
Non-GAAP weighted-average shares used to compute non-GAAP net (loss) income per share, diluted	47,996,905	47,752,653	47,486,225	51,503,021
Non-GAAP net (loss) income per share of common stock:
Non-GAAP net (loss) income per share, basic	$(0.04)	$(0.03)	$(0.37)	$0.03
Non-GAAP net (loss) income per share, diluted	$(0.04)	$(0.03)	$(0.37)	$0.03

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results
(in thousands)
(Unaudited)

Reconciliation of GAAP Cash Flow from Operating Activities to Free Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net cash (used in) provided by operating activities:	$(7,568)	$(4,492)	$(20,461)	$5,189
Less: Purchases of property and equipment	(1,297)	(1,124)	(3,697)	(3,564)
Free cash flow	$(8,865)	$(5,616)	$(24,158)	$1,625

ON24, INC.
Revenue
(in thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Core Platform
Subscription and other platform	$39,952	$41,456	$160,772	$160,482
Professional services	4,223	6,069	17,029	23,312
Total core platform revenue	$44,175	$47,525	$177,801	$183,794

Virtual Conference
Subscription and other platform	$2,077	$3,532	$11,069	$15,394
Professional services	315	977	2,002	4,425
Total virtual conference revenue	$2,392	$4,509	$13,071	$19,819

Revenue
Subscription and other platform	$42,029	$44,988	$171,841	$175,876
Professional services	4,538	7,046	19,031	27,737
Total revenue	$46,567	$52,034	$190,872	$203,613

Contacts
Media Contact:
Tessa Barron
press@on24.com

Investor Contact:
Lauren Sloane, The Blueshirt Group for ON24
investorrelations@on24.com